Rocket Fuel Reports Financial Results for First Quarter 2016

Non-GAAP Net Revenue Grew 6% over the First Quarter of 2015

Non-GAAP Adjusted EBITDA Loss Narrowed to $2.6 Million, an $11 Million Improvement Year-on-Year

REDWOOD CITY, Calif., May. 10, 2016 - Rocket Fuel Inc. (NASDAQ: FUEL), a leading programmatic marketing platform provider, today announced financial results for the first quarter ended March 31, 2016.
“I am pleased we have started 2016 with a good first quarter year-on-year performance and ahead of our guidance ranges on all measures, with higher net revenue, substantially lower operating expenses and thus a much-narrowed loss in a seasonally lighter quarter,” said Randy Wootton, chief executive officer. “We are totally focused on our vision to make marketing meaningful, our three strategic imperatives of becoming a trusted platform partner, strengthening our brand value proposition and extending our direct response leadership across all devices, and meeting our financial commitments.”

Financial Highlights for the First Quarter of 2016
GAAP Revenue: $104.7 million, slightly above last year's first quarter total of $104.3 million.
GAAP Net Loss: $(20.8) million, or $(0.48) per diluted share compared to a net loss of $(36.9) million, or $(0.88) per diluted share, in the first quarter of 2015.
Non-GAAP Net Revenue: $62.2 million, up 6% compared to $58.8 million non-GAAP Net Revenue in the first quarter of 2015.
Non-GAAP Adjusted EBITDA: $(2.6) million compared to $(13.6) million in the first quarter of 2015.
Non-GAAP Adjusted Net Loss: $(12.0) million, or $(0.28) per diluted share, compared to an adjusted net loss of $(25.1) million, or $(0.60) per diluted share, for the first quarter of 2015.
Cash and Cash Equivalents: $67.4 million as of March 31, 2016, down from $78.6 million as of December 31, 2015.
Delivery: Revenue derived from mobile, social, and video channels was $36.2 million in the first quarter, a decrease of 3% from $37.4 million for the first quarter of 2015. Revenue derived from delivery of advertising to the mobile channel was $27.1 million, an increase of 6% from $25.4 million in the first quarter of 2015.
Top Customers: Revenue from top 50 customers was 49% of total revenue, compared to 47% in the first quarter of fiscal year 2015. Revenue from top 250 customers was 80% of total revenue, compared to 79% in the first quarter of fiscal year 2015.

Active Customers: 1,530 during the quarter, up from 1,487 in the first quarter of 2015.

Employee Headcount: 917 as of March 31, 2016, down from 1,183 in the first quarter of 2015.

Financial Outlook for the Second Quarter of 2016

For the second quarter of 2016, the Company expects:
- Non-GAAP net revenue between $64 million and $67 million.
- Non-GAAP Adjusted EBITDA between break even and $3 million.

Conference Call, Webcast and Related Information
The Rocket Fuel first quarter 2016 teleconference and webcast is scheduled to begin at 2:00 PM Pacific time on Tuesday, May 10, 2016. To participate on the live call, analysts and investors should dial 1-888-395-3227, or outside the U.S. 719-325-2435, at least ten minutes prior to the call. Rocket Fuel will post supplemental slides with the Company's latest financial results on http://investor.rocketfuel.com under Events & Presentations concurrently with this earnings press release. Rocket Fuel will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of its website at http://investor.rocketfuel.com.

Use of Non-GAAP Measures

We provide information relating to non-GAAP net revenue, non-GAAP adjusted EBITDA, non-GAAP adjusted net income (loss) and non-GAAP operating expenses, which are financial measures that have not been prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). These non-GAAP financial measures have been included in this press release, or discussed on our teleconference and webcast, because they are measures used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget, and to develop short- and long-term operational plans.

We define non-GAAP net revenue as GAAP revenue less media costs. Media costs consist of costs for advertising impressions we purchase from advertising exchanges or other third parties. A limitation of non-GAAP net revenue is that it is a measure designed for internal purposes that may be unique to Rocket Fuel and may not enhance the comparability of Rocket Fuel’s results to other companies in the same industry that have similar business arrangements but present the impact of media costs differently. Our management compensates for this limitation by also considering the comparable GAAP financial measures of revenue, media costs and other costs of revenue.
We define non-GAAP adjusted EBITDA as GAAP net income (loss) before interest expense, other income (expense), net, income tax provision (benefit), depreciation and amortization expense (including amortization of capitalized software development expenses), stock-based compensation expense and related payroll taxes, acquisition and restructuring related expenses, and impairment charges. Non-GAAP adjusted EBITDA has a number of limitations, including the following: although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future and non-GAAP adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; non-GAAP adjusted EBITDA is often considered an approximation of operating cash flow, but in our case excludes software development costs capitalized in a current period and excludes those costs as they are amortized over future periods; non-GAAP adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; non-GAAP adjusted EBITDA does not consider the potentially dilutive impact of equity-based compensation; non-GAAP adjusted EBITDA does not reflect acquisition and restructuring related expenses, the expenses capitalized for internal-use software, tax and interest expenses that may represent payments reducing the cash available to us; and other companies, including those in our industry, may calculate non-GAAP adjusted EBITDA differently, which reduces its usefulness as a comparative measure. Because of these limitations, our management considers non-GAAP adjusted EBITDA alongside other financial performance measures, including cash flow metrics, net income (loss) and our other GAAP results.

We define non-GAAP adjusted net income (loss) as GAAP net income (loss) excluding stock-based compensation expense, amortization of intangible assets, impairment charges, acquisition and restructuring related expenses and the estimated tax impact of the foregoing items. A limitation of non-GAAP adjusted net income (loss) is that it is a measure that may be unique to Rocket Fuel and may not enhance the comparability of Rocket Fuel’s results to other companies in the same industry that define adjusted net income (loss) differently. This measure may also exclude expenses that may have a material impact on Rocket Fuel’s reported financial results. Our management compensates for these limitations by also considering the comparable GAAP financial measure of net income (loss).
We define non-GAAP operating expenses as GAAP total costs and expenses less media costs, depreciation and amortization expense (including amortization of capitalized software development costs), impairment charges, stock-based compensation expense and related payroll taxes, and acquisition and restructuring related expense. Non-GAAP operating expenses has a number of limitations, including the following: although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future and this measure does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; non-GAAP operating expenses is often considered an approximation of operating cash flow, but in our case excludes software development costs capitalized in a current period and excludes those costs as they are amortized over future periods; non-GAAP operating expenses does not reflect changes in, or cash requirements for, our working capital needs; non-GAAP operating expenses does not consider the potentially dilutive impact of equity-based compensation; non-GAAP operating expenses does not reflect acquisition and restructuring related expenses, the expenses capitalized for internal-use software, tax and interest expenses that may represent payments reducing the cash available to us; and other companies, including those in our industry, may calculate non-GAAP operating expenses differently, which reduces its usefulness as a comparative measure. Because of these limitations, our management considers non-GAAP operating expenses alongside other financial performance measures, including total expenses, cash from operating activities and our other GAAP results.
For a reconciliation of non-GAAP financial measures to the nearest comparable GAAP financial measures, see “Reconciliation from GAAP Revenue to Non-GAAP Net Revenue,” “Reconciliation from GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA,” “Reconciliation from GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income (Loss)” and “Reconciliation from GAAP Total Cost and Expenses to Non-GAAP Operating Expenses " included in this press release.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP.

Cautions Regarding Forward-Looking Statements

This press release and the webcast of the same date contain forward-looking statements regarding future events and our future financial performance, including but not limited to expected progress against achieving our strategic business imperatives including but not limited to growing our brand, direct response, and platform businesses; the value of our moment scoring technology; our customer strategy and focus on high value accounts; expectations regarding growth in our platform solutions business and changes in revenue mix and margins; our ability to grow our media services business and improve relationships with agencies and agency holding companies; expected investment in international growth; our anticipated capital expenditures; and expectations for second quarter non-GAAP net revenue and non-GAAP adjusted EBITDA, and financial goals for fiscal year 2016. Words such as "expect", "believe", "intend", "plan", "goal", "focus" and other similar words are also intended to identify forward-looking statements.

These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from the results anticipated by such statements, including, without limitation: our limited operating history, particularly as a relatively new public company; fluctuations in our operating results, including but not limited to fluctuations due to seasonality; our history of losses; our ability to achieve the expected benefits of our efficiency improvement plans; risks due to employee attrition and integration of new leadership and employees;

risks associated with our growth, including growth outside of the U.S.; our ability to adequately address competition, particularly from agency trading desks; our ability to serve the needs of agencies and agency holding companies and make the right investment decisions with regard to new products, technology, and sales strategies; and risks associated with maintaining or increasing sales to new and existing customers and maintaining customer satisfaction.

Additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements are under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 10, 2016 and in subsequent SEC filings. These forward-looking statements are made as of the date of this press release and the related webcast, and Rocket Fuel expressly disclaims any obligation or undertaking to update the forward-looking statements contained herein or therein to reflect events that occur or circumstances that exist after the date on which the statements were made.

About Rocket Fuel

Rocket Fuel applies artificial intelligence and big data to predict the potential of every moment and make marketing more meaningful and accountable.

We serve 96 of the Ad Age 100 and three of the top five agency holding company trading desks, and we partner with some of the world's leading CRM platforms, marketing platforms and systems integrators.
Headquartered in Redwood City, California, Rocket Fuel has more than 20 offices worldwide and trades on the NASDAQ Global Select Market under the ticker symbol "FUEL." For more information, please visit http://www.rocketfuel.com or call 1-888-717-8873.

Investor Relations:
(650) 481-6082
ir@rocketfuel.com

Rocket Fuel, the Rocket Fuel logo, Moment Scoring, Advertising That Learns and Marketing That Learns are trademarks or registered trademarks of Rocket Fuel Inc. in the United States and other countries.

Rocket Fuel Inc.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31,	December 31,
	2016	2015
Assets
Current Assets:
Cash and cash equivalents	$67,392	$78,560
Accounts receivable, net	109,821	124,998
Prepaid expenses	4,474	3,803
Other current assets	2,987	2,081
Total current assets	184,674	209,442
Property, equipment and software, net	75,715	82,781
Restricted cash	2,002	2,141
Intangible assets, net	46,792	50,919
Deferred tax assets, net	722	718
Other assets	1,059	1,053
Total Assets	$310,964	$347,054

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$59,999	$71,292
Accrued and other current liabilities	34,596	40,734
Deferred revenue	1,642	2,116
Current portion of capital leases	8,723	8,602
Current portion of debt	61,957	45,720
Total current liabilities	166,917	168,464
Debt - Less current portion	—	17,617
Capital leases - Less current portion	9,793	11,855
Deferred rent - Less current portion	14,866	14,042
Other liabilities	1,143	1,176
Total liabilities	192,719	213,154

Stockholders' Equity:
Common stock	44	44
Additional paid-in capital	458,631	453,338
Accumulated other comprehensive loss	(326)	(151)
Accumulated deficit	(340,104)	(319,331)
Total stockholders' equity	118,245	133,900
Total Liabilities and Stockholders' Equity	$310,964	$347,054

Rocket Fuel Inc.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except loss per share data)

	Three Months Ended
	March 31,
	2016	2015
Revenue	$104,745	$104,334
Costs and expenses:
Media costs	42,559	45,561
Other cost of revenue (1)	20,085	19,956
Research and development (1)	10,639	11,323
Sales and marketing (1)	36,840	42,878
General and administrative (1)	14,321	17,574
Restructuring	(199)	—
Total costs and expenses	124,245	137,292
Operating loss	(19,500)	(32,958)
Interest expense	1,237	1,340
Other (income) expense, net	(194)	2,208
Loss before income taxes	$(20,543)	$(36,506)
Income tax provision	230	357
Net loss	$(20,773)	$(36,863)

Basic and diluted net income (loss) per share attributable to common stockholders	$(0.48)	$(0.88)
Basic and diluted weighted-average shares used to compute net loss per share attributable to common stockholders	43,601	41,981

(1)	Includes unaudited stock-based compensation expense as follows (in thousands):

	Three Months Ended
	March 31,
	2016	2015
Other cost of revenue	$530	$625
Research and development	1,365	2,247
Sales and marketing	1,489	2,831
General and administrative	1,426	1,744
	$4,810	$7,447

Rocket Fuel Inc.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	Three Months Ended
	March 31,
	2016	2015
Operating Activities:
Net loss	$(20,773)	$(36,863)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	12,264	11,866
Accelerated amortization of leasehold improvements	3,533	—
Stock-based compensation	4,810	7,447
Other non-cash adjustments, net	1,350	794
Changes in operating assets and liabilities:
Accounts receivable	14,103	22,549
Prepaid expenses and other assets	(1,796)	5,379
Accounts payable	(10,846)	(14,812)
Accrued and other liabilities	(1,851)	(4,271)
Deferred rent	(3,074)	1,184
Deferred revenue	(474)	2,530
Net cash used in operating activities	(2,754)	(4,197)

Investing Activities:
Purchases of property, equipment and software	(1,787)	(5,519)
Capitalized internal-use software development costs	(2,924)	(3,076)
Proceeds from sale of property	293	—
Change in restricted cash	39	636
Net cash used in investing activities	(4,379)	(7,959)

Financing Activities:
Proceeds from employee stock plans, net	28	189
Tax withholdings related to net share settlements of restricted stock units	(241)	—
Repayment of capital lease obligations	(2,092)	(1,090)
Proceeds from debt facilities, net of issuance costs	22,350	(242)
Repayment of debt facilities	(24,000)	(1,500)
Net cash used in financing activities	(3,955)	(2,643)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(80)	(202)
Change in Cash and Cash Equivalents	(11,168)	(15,001)
Cash and Cash Equivalents—Beginning of period	78,560	107,056
Cash and Cash Equivalents—End of period	$67,392	$92,055

	Three Months Ended
	March 31,
	2016	2015
Supplemental Disclosures of Other Cash Flow Information:
Cash paid for income taxes, net of refunds	$351	$205
Cash paid for interest	1,021	914
Supplemental Disclosures of Noncash Investing and Financing Activities:
Purchases of property, equipment and software recorded in accounts payable and accruals	$563	$623
Property, equipment and software acquired under capital lease obligations	151	325
Vesting of early exercised options	25	53
Stock-based compensation capitalized in internal-use software costs	711	494

Rocket Fuel Inc.
UNAUDITED NON-GAAP MEASURES
(In thousands, except per share data)

	Three Months Ended
	March 31,
	2016	2015
Non-GAAP net revenue	$62,186	$58,773
Non-GAAP adjusted EBITDA	$(2,625)	$(13,626)
Non-GAAP adjusted net income (loss)	$(12,035)	$(25,099)
Non-GAAP adjusted diluted net income (loss) per share	$(0.28)	$(0.60)
Non-GAAP operating expenses	$64,811	$72,399

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP REVENUE TO NON-GAAP NET REVENUE
(In thousands)

	Three Months Ended
	March 31,
	2016	2015
Revenue	$104,745	$104,334
Less: Media costs	42,559	45,561
Non-GAAP net revenue	$62,186	$58,773

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA
(In thousands)

	Three Months Ended
	March 31,
	2016	2015
Net loss	$(20,773)	$(36,863)
Adjustments:
Interest expense	1,237	1,340
Income tax provision (benefit)	230	357
Amortization of intangibles	4,127	4,227
Amortization of capitalized software	2,290	1,637
Depreciation	5,847	6,002
Stock-based compensation expense	4,810	7,447
Other (income) expense, net	(194)	2,208
Restructuring expense (credit)	(199)	—
Payroll tax expense related to stock-based compensation	—	19
Total adjustments	18,148	23,237
Non-GAAP adjusted EBITDA	$(2,625)	$(13,626)

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP NET LOSS TO NON-GAAP ADJUSTED NET INCOME (LOSS)
(In thousands, except per share data)

	Three Months Ended
	March 31,
	2016	2015
Net loss	$(20,773)	$(36,863)
Stock-based compensation expense	4,810	7,447
Amortization of intangible assets	4,127	4,227
Restructuring expense (credit)	(199)	—
Tax impact of the above items	—	90
Non-GAAP adjusted net income (loss)	$(12,035)	$(25,099)

Basic and diluted net income (loss) per share attributable to common stockholders	$(0.48)	$(0.88)

Non-GAAP adjusted net income (loss) per diluted share	$(0.28)	$(0.60)

Weighted average shares used in computing non-GAAP adjusted net income (loss) per diluted share	43,601	41,981

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP TOTAL COSTS AND EXPENSES TO NON-GAAP OPERATING EXPENSES
(In thousands)

	Three Months Ended
	March 31,
	2016	2015
Total costs and expenses	$124,245	$137,292
Less media costs	42,559	45,561
Adjustments:
Amortization of intangibles	4,127	4,227
Amortization of capitalized software	2,290	1,637
Depreciation	5,847	6,002
Stock-based compensation	4,810	7,447
Restructuring expense (credit)	(199)	—
Payroll tax expense related to stock based compensation	—	19
Total adjustments	16,875	19,332
Non-GAAP operating expenses	$64,811	$72,399